Exhibit 10.51

NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT dated as of April ___, 2015 (this “Agreement”) between the EGS, LLC, a Delaware limited liability company (the “Purchaser”), and Merriman Holdings, Inc., a Delaware corporation (the “Company”).

WHEREAS, subject to the terms and conditions in this Agreement, the Purchaser is purchasing the Note and the Warrants (each as defined herein), subject to the terms and condition hereof.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Purchase of Secured Promissory Note and Common Stock Purchase Warrants. On the terms and subject to the conditions contained in this Agreement, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue to Purchaser, for an aggregate purchase price of $1,000,000, (i) a Secured Promissory Note in the original principal amount of $1,000,000, in the form attached hereto as Exhibit A (the “Note”), and (ii) a Common Stock Purchase Warrant to purchase 500,000 shares of common stock of the Company, in the form attached hereto as Exhibit B (the “Warrants”, and together with the Note, the “Securities”). The Company’s obligations under the Note shall be secured by a pledge by the Company of all of the capital stock of Merriman Capital, Inc., a California corporation, owned by it (which constitutes 99.998% of the issued and outstanding common stock, par value $0.0001 per share, which is the only class of its capital stock outstanding) pursuant to a stock pledge agreement between the Company and the Purchaser in the form attached hereto as Exhibit C. All other outstanding indebtedness of the Company shall be subordinated to the prior payment in full of the Note, and any and all liens and security interests securing any of such indebtedness shall be subordinated to the liens and security interests securing the Note, pursuant to an intercreditor agreement among the holders of such other indebtedness, the Purchaser and the Company in the form attached hereto as Exhibit D.

The Purchaser shall be entitled to instruct the Company to issue the Warrants in the name of the members of the Company, as designated by the Purchaser.

2.                  Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

2.1                    Authority; Binding Agreements. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The execution, delivery and performance of this Agreement by the Company has been duly approved by all required parties and all other actions required to authorize the offer and sale of the Securities have been duly taken. The Company has the requisite power and authority to execute and deliver this Agreement, and perform its obligations therein and consummate the transactions contemplated hereby. When executed and delivered by the Company, this Agreement will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

2.2                    No Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated hereby, except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Securities under applicable federal and state securities laws, which filings and qualifications, if required, will be accomplished in a timely manner.

3.                  Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

3.1                    Due Execution; Enforceability. The Purchaser has duly executed and delivered this Agreement and this Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

3.2                    Financial Status. The Purchaser has such knowledge and experience in financial and business matters as will enable the Purchaser to evaluate the merits and risks of an investment in the Company, and the Purchaser has the capacity to protect its own interests in connection with an investment in the Securities.

3.3                    Investment Intent. The Purchaser is acquiring the Securities for its own account as a principal, for investment purposes only, not for any other person or entity and not for the purpose of resale or distribution. Other than designating that the Warrants be issued in the name of the members of the Purchaser individually, the Purchaser does not have any present intention of selling, granting any participation in or otherwise distributing any such Securities.

4.                  Board Observer Rights. So long as the Note remains outstanding, the Company shall hold regular meetings of its board of directors at least once per calendar quarter and the Purchaser shall be entitled to designate one (1) observer to the board of directors of the Company, and any committee thereof, which observer shall receive (at the same time and in the same manner provided to the directors) notice of and copies of all materials provided to directors in connection with, and shall be entitled to attend, all meetings of the board of directors of the Company, and any committee thereof. Such observer shall also receive (at the same time and in the same manner provided to the directors) notice of and copies of all materials provided to the directors of the Company in connection with any actions to be taken by written consent of the board of directors of the Company, and any committee thereof. The Company shall reimburse Purchaser for all reasonable expenses (including all travel, meal and lodging expenses) incurred by its board observer in connection with attending any meetings described above.

5.                  Miscellaneous Provisions.

5.1                    Further Assurances. The Purchaser and the Company each hereby covenant to execute and deliver, from time to time, such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out, and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby, including any required regulatory approvals or any approvals by any applicable governmental authority.

5.2                    Assignment. Except as expressly contemplated in Section 1 hereof, neither party shall have the right or the power to assign or delegate any provision of this Agreement or any rights it may have in, to or under this Agreement except with the prior written consent of the other party. Except as provided in the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties’ respective successors, assigns, executors and administrators.

5.3                    Interpretation; Counterparts. The headings contained in this Agreement are for reference purposes only and do not define or limit the provisions hereof. Section, party, recital, exhibit and preamble references are to this Agreement unless otherwise stated. This Agreement may be executed by facsimile and in separate counterparts, each of which shall be deemed an original and both of which shall constitute one and the same document.

5.4                    Entire Agreement. This Agreement and any agreement referred to herein or executed contemporaneously herewith, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral or written, and all contemporaneous oral, agreements, representations, warranties, statements, promises and understandings with respect to the subject matter hereof. This Agreement may be amended only in a writing executed by the party to be bound thereby.

5.5                    No Implied Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

5.6                    Expenses. Except as otherwise specifically provided in this Agreement, the parties to this Agreement shall bear their respective costs and expenses incurred in connection with the preparation and execution of this Agreement and the transactions contemplated hereby.

5.7                    Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other persons or circumstances is not affected thereby, and that provision shall be enforced to the greatest extent permitted by law.

5.8                    GOVERNING LAW. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

5.9                    CONSENT TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH AN ACTION OR PROCEEDING. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN THIS AGREEMENT (WHICH MAILING SHALL BE BY CERTIFIED MAIL). EACH PARTY HERETO AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

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IN WITNESS WHEREOF, the parties have hereby executed this Subscription Agreement as of the day set forth above and in the acceptance set forth below.

MERRIMAN HOLDINGS, inc. By:________________________ D. Jonathan Merriman EGS, LLC By:________________________ Managing Member

EXHIBIT A

FORM OF SECURED PROMISSORY NOTE

EXHIBIT B

FORM OF COMMON STOCK PURCHASE WARRANT

EXHIBIT C

FORM OF STOCK PLEDGE AGREEMENT

EXHIBIT D

FORM OF INTERCREDITOR AGREEMENT